--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2001

--------------------------------------------------------------------------------
                                 WorldCom, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Georgia                          0-11258                    58-1521612
(State or Other                 (Commission File              (IRS Employer
Jurisdiction of                      Number)              Identification Number)
Incorporation)

                            500 Clinton Center Drive
                           Clinton, Mississippi 39056
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (601) 460-5600

--------------------------------------------------------------------------------

Item 5. Other Events.

On April 26, 2001, WorldCom, Inc. issued its first quarter 2001 earnings release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(C). Exhibits.

The following exhibit is filed herewith in accordance with Item 601 of Regulation S-K:

Exhibit No.       Exhibit

99.1              Certain portions of the press release dated April 26, 2001

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2001

                                        WorldCom, Inc.


                                        By: /s/ Scott D. Sullivan
                                            ------------------------------------
                                            Scott D. Sullivan
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1              Certain portions of the press release dated April 26, 2001